UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07540

Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

Item 1. Reports to Stockholders.

Global High Income Fund Inc.
Annual Report
October 31, 2010

Global High Income Fund Inc.:
Managed distribution policy—key points to note

•	The Fund has a managed distribution policy. Since August 2009, the Fund makes regular monthly distributions at an annualized rate equal to 8% of the Fund’s net asset value, as determined as of the last trading day during the first week of a month (usually a Friday, unless the NYSE is closed that day). (From June 2005 through the monthly distribution for July 2009, the annualized rate had been 9%.)

•	To the extent that the Fund’s taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a percentage of its net assets) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes. A return of capital may occur, for example, when some or all of the money that shareholders invested in the Fund is deemed to be paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

•	You should not draw any conclusions about the Fund’s investment performance from the amount of the monthly distribution or from the terms of the Fund’s managed distribution policy.

•	The Fund periodically issues notices and press releases estimating the source characteristics of its monthly distributions. The amounts and sources reported in these materials are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV (or your financial intermediary should provide you with similar information) for the calendar year that will tell you how to report these distributions for federal income tax purposes.

•	The Fund’s Board may change or terminate the managed distribution policy at any time without prior notice to Fund shareholders; any such change or termination may have an adverse effect on the market price for the Fund’s shares.

•	Further information regarding the Fund’s managed distribution policy is contained in the section captioned “Distribution policy” towards the end of this report.

Global High Income Fund Inc.

December 15, 2010

Dear shareholder,
We present you with the annual report for Global High Income Fund Inc. (the “Fund”) for the 12 months ended October 31, 2010.

Performance
Over the 12 months ended October 31, 2010, the Fund returned 18.91% on a net asset value basis, and 41.52% on a market price basis. Over the same period, the median for the Fund’s Lipper Emerging Markets Debt Funds peer group returned 18.19% and 32.62% on a net asset value and market price basis, respectively, while the Fund’s benchmark, the Global High Income Fund Index (the “Index”), returned 18.80%. (For more performance information, including a description of the Index, please refer to “ Performance at a glance” on page 6.)	Global High Income
Fund, Inc.

Investment goals:
Primarily, high level of current income; secondarily, capital appreciation

Portfolio management:
Portfolio management team,
led by Uwe Schillhorn
UBS Global Asset
Management (Americas) Inc.

Commencement:
October 8, 1993

NYSE symbol:
GHI

Distribution payments:
Monthly

The Fund did not use structural leverage during the reporting period. That is, the Fund did not have preferred stock outstanding, or borrow from banks for investment purposes as some of its peers may have done. Leverage magnifies returns on both the upside and on the downside, and creates a wider range of returns within the Fund’s peer group.

The Fund traded at both a discount and a premium to its net asset value (“NAV”) over the period. At the beginning of the reporting period, the Fund traded at around an 11% discount to its NAV1; however, as of October 31, 2010. the end of the reporting period, the Fund traded at a 5.8% premium. As a result, the Fund’s market price performance for the reporting period was considerably higher than its NAV performance, as noted above. That is, while the value of the Fund’s underlying investment

[1]	A fund trades at a premium when the market price at which its shares trade is more than its NAV. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

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Global High Income Fund Inc.

portfolio increased over the reporting period (i.e., NAV performance), this was amplified for market price performance, which also reflected the shift in the Fund’s market price from trading at a discount to NAV to trading at a premium to NAV.

An interview with Portfolio Manager Uwe Schillhorn
Q.	How did emerging markets debt perform over the reporting period?
A.	The emerging markets debt asset class generated strong results during the review period. Overall, demand for higher yielding securities was robust as investors looked to generate income in the low interest rate environment. The exceptions were in late April and May, given the escalating European debt crisis and concerns regarding the sustainability of the economic recovery in a number of developed countries. However, these proved to be only temporary setbacks, and investor risk appetite quickly returned. Also supporting the asset class was generally strong economic growth in emerging markets and strengthening commodity prices. Against this backdrop, emerging markets debt spreads—the difference between the yields paid on US Treasury bonds and emerging markets debt—narrowed over the 12-month reporting period.

Q.	What factors influenced Fund performance?
A.	A key component of our investment process is to conduct comprehensive research and pursue a variety of strategies that seek to generate a high level of current income and capital appreciation for the Fund. More specifically, we look to meet the Fund’s goal by strategically diversifying its portfolio among various countries, securities and currencies. We believe that maintaining a diversified portfolio is essential to prevent the Fund from being overly dependent upon any one area. With this in mind, the following strategies were key contributors to performance during the reporting period.

• An overweight to local currencies against the US dollar. The Fund’s local currency overweight was the largest contributor to its relative performance during the period. Local currency appreciation was driven by a number of factors, including strong economic growth, low fiscal deficits and solid investor demand. A sharp decline in the US dollar during the second half of the reporting period also helped local currencies perform well. In particular, the Fund’s overweights to the Mexican peso, Indonesian rupiah, Philippine peso and certain Asian countries were beneficial for performance.

• An overweight position in Brazilian local debt. Brazilian local debt performed well, given strong economic growth and improved

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Global High Income Fund Inc.

investor sentiment. The country’s economy was supported by rising oil prices, given strong demand from countries such as China. In addition, local rates offered an attractive yield for investors.

• Overweight positions in Argentina, the Ukraine and Indonesia.
These higher beta (higher risk) countries generated solid results in part due to robust demand as investors were drawn to the attractive yields available in these countries.

Q.	What factors negatively impacted the Fund’s performance during the period?
A.	Several strategies detracted from performance during the review period. For example, the Fund’s underweight to local debt issued by Thailand was a detractor. We were underweight due to concerns regarding potential political unrest in the country. However, this unrest did not materialize, and Thai debt produced strong results over the period. The Fund’s overweight exposure to US dollar-denominated Venezuelan debt was also a modest detractor from performance. The country’s foreign exchange reserves were sufficient, supported by high oil revenues. However, there were increasing fears about economic and political instability and its potential impact on the country’s ability to service its outstanding debt. Against this background, Venezuelan debt spreads did not tighten as much as the overall market, and they underperformed on a relative basis.

Another drag on the Fund’s results was its position in Greek sovereign debt; however, the negative impact was limited as the position was relatively small. We initiated this position in January 2010, as spreads widened, given concerns about the country’s economic and financial situation. This detracted from results as Greece’s financial situation proved to be much more dire than initially expected. While the country’s bonds rallied somewhat in September, they weakened toward the end of the period, given renewed concerns regarding Greece’s economy.

Q.	How did you manage the Fund’s duration during the reporting period?
A.	In the first seven months of the reporting period, the Fund’s duration was modestly shorter than the Index. We felt this conservative stance was warranted given our expectations of a US recovery at the beginning of the year. In June, we extended the Fund’s duration to be largely in line with the Index. Overall, this positioning detracted from performance as global yields declined during the review period. (Duration measures a fund’s sensitivity to interest rate changes, and is related to the maturity of the bonds comprising the portfolio.)

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Global High Income Fund Inc.

Q.	What other positioning strategies did you use during the reporting period?
A.	At the beginning of the reporting period, the Fund was substantially overweight to local currencies. We modestly reduced the Fund’s position in May and June as risk aversion increased in the wake of the European debt crisis. We then increased the Fund’s local currency position in July, as investor risk appetite returned, and we found local currencies to be more attractively valued versus the US dollar.

We also reduced the Fund’s overall risk exposure, given the strong performance in the emerging markets debt asset class and due to concerns regarding moderating economic conditions in a number of developed countries. For example, we selectively pared the Fund’s exposure to certain higher beta countries during the review period.

Q.	What derivative instruments had the greatest impact on Fund performance during the reporting period?
A.	The Fund utilized currency forwards to manage its exposure to local currencies. Currency forwards are agreements based on the exchange rates between currencies at a future date. In addition, the Fund used credit default swaps (a type of credit derivative) to adjust the Fund’s exposure to the debt of certain emerging markets countries. Finally, structurednotes, another type of derivative, were employed to gain access to various local markets. In total, the use of these instruments was beneficial for performance during the reporting period, particularly the Fund’s use of currency forwards.

Q.	What is your outlook for the emerging markets debt asset class?
A.	We continue to have a positive long-term outlook for the emerging markets debt asset class, given the strength and robustness of the underlying economies. However, volatility may continue in the near term due to uncertainties regarding the global recovery and continued uncertainties in a number of peripheral Eurozone countries. We also remain concerned about a potential decline in commodity demand from China as it seeks to cool its economy to ward off inflation. Finally, given the extremely strong performance in the asset class over the last two years, some profit taking is conceivable.

Since US interest rates may be near their lowest levels, we see US dollar-denominated bonds as being fairly valued at current spread levels. In contrast, we believe local bonds and local currencies should be the main performance drivers for the foreseeable future as yield and economic growth disparities are likely to remain favorable for emerging markets countries.

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Global High Income Fund Inc.

In December 2010 (after the end of the reporting period), the Fund made additional annual distributions to shareholders of both income and capital gains pursuant to tax regulations. The additional ordinary income distribution is primarily related to foreign currency exchange transactions. Please note that performance attributable to foreign currency transactions can be volatile and may vary significantly from year to year. The annual distributions are in addition to amounts paid monthly under the Fund’s managed distribution policy, which is described in the front cover of this report.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding your fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver
President
Global High Income Fund Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

Uwe Schillhorn, CFA
Portfolio Management Team Leader
Global High Income Fund Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended October 31, 2010. The views and opinions in the letter were current as of December 15, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

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Global High Income Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 10/31/10

Net asset value returns	1 year	5 years	10 years

Global High Income Fund Inc.	18.91%	9.66%	12.37%

Lipper Emerging Markets Debt Funds median	18.19	9.73	12.90

Market price returns

Global High Income Fund Inc.	41.52%	8.37%	14.25%

Lipper Emerging Markets Debt Funds median	32.62	11.92	15.18

Index returns

Global High Income Fund Index[1]	18.80%	11.13%	11.75%

J.P. Morgan Emerging Markets
Bond Index Global (EMBI Global)[2]	17.70	9.87	11.12

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

1	The Global High Income Fund Index is an unmanaged index compiled by UBS Global Asset Management (Americas) Inc. constructed as follows: from the Fund’s inception until 12/31/93: 100% J.P. Morgan Emerging Markets Bond Index (EMBI); from 01/01/94 to 11/05/06: 100% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global); from 11/06/06 to 03/31/08: 70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 04/01/08 to 05/31/08: 50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 06/01/08 to Present: 50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). Investors should note that indices do not reflect the deduction of fees and expenses.

2	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

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Global High Income Fund Inc.

Portfolio statistics (unaudited)

Characteristics [1]	10/31/10	04/30/10	10/31/09

Net asset value	$14.16	$13.49	$12.90

Market price	$14.98	$13.46	$11.47

12-month dividends/distributions	$1.0579	$1.0407	$0.9767

Dividend/distribution at period-end	$0.0939	$0.0901	$0.0863

Net assets (mm)	$305.7	$291.3	$278.6

Weighted average maturity (yrs.)	9.6	8.8	7.8

Modified duration (yrs.)[2]	6.6	5.6	6.1

Currency exposure[3]	10/31/10	04/30/10	10/31/09

US dollar denominated	34.6%	28.1%	36.7%

Foreign denominated	65.4	71.9	63.3

Total	100.0%	100.0%	100.0%

Top ten countries (excluding US)[4]	10/31/10		04/30/10		10/31/09

Brazil	11.5%	Brazil	14.9%	Brazil	13.5%

Russia	9.7	Poland	7.8	Turkey	8.3

Poland	7.6	Russia	7.8	Poland	7.7

Turkey	6.8	Indonesia	7.0	Indonesia	6.7

Indonesia	6.5	Venezuela	6.3	Russia	5.9

South Africa	5.4	Turkey	6.0	Hungary	4.9

Mexico	5.0	South Africa	4.7	South Africa	4.6

Venezuela	4.3	Hungary	3.9	Venezuela	4.6

Malaysia	4.1	Malaysia	3.8	Malaysia	4.1

Argentina	3.1	Colombia	2.8	Mexico	3.6

Total	64.0%		65.0%		63.9%

Credit quality[5]	10/31/10	04/30/10	10/31/09

AAA	1.7%	1.8%	0.9%

AA	2.3	1.5	1.9

A	13.6	16.3	16.5

BBB	16.7	22.9	29.6

BB	23.1	25.8	25.7

B	5.0	4.8	4.2

CC	0.1	0.6	0.5

D	0.0	0.6	0.5

Non-rated	32.5	20.0	8.6

Cash equivalents	5.2	1.6	10.0

Other assets less liabilities	(0.2)	4.1	1.6

Total	100.0%	100.0%	100.0%

1	Prices and other characteristics will vary over time.
2	Modified duration is the change in price, expressed in years, expected in response to each 1% change in yield of the portfolio’s holdings.

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Global High Income Fund Inc.

Portfolio statistics (unaudited) (concluded)

3	Exposure represents a percentage of market value as of the dates indicated.

4	Weightings represent percentage of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

5	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard& Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), to individual portfolio holdings. S &P is an independent ratings agency.

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Global High Income Fund Inc.

Industry diversification
As a percentage of net assets
As of October 31, 2010 (unaudited)

Bonds
Corporate bonds
Chemicals	0.05%
Commercial banks	1.58
Diversified financial service	4.64
Electric utilities	2.02
Metals & mining	0.45
Oil, gas & consumable fuels	4.01
Paper & forest products	0.16
Real estate management & development	3.31
Road & rail	0.32

Total corporate bonds	16.54
Non-US government obligations	75.52
Convertible bond	1.10
Structured notes	1.86

Total bonds	95.02
Short-term investment	5.18
Options purchased	0.01

Total investments	100.21
Liabilities, in excess of cash and other assets	(0.21)

Net assets	100.00%

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Global High Income Fund Inc.

Portfolio of investments—October 31, 2010

	Face
Security description	amount		Value

Bonds—95.02%

Corporate bonds—16.54%

Brazil—1.39%
Itau Unibanco Holding SA,
5.750%, due 01/22/21[1]		$1,270,000	$1,289,050

Petrobras International Finance Co.,
5.750%, due 01/20/20		1,240,000	1,387,119

6.875%, due 01/20/40		1,350,000	1,562,063

Union National FIDC Trust 2006,
Series 2007-2, due 07/01/10[1,2,3,5,6]	BRL	1,832,665	3,890

Series 3, due 07/01/10[2,3,5,6,7]		2,075,000	4,423

Series 4, due 05/01/11[2,3,6,7]		3,560,082	7,568

Total Brazil corporate bonds			4,254,113

Chile—1.48%
Banco del Estado de Chile,
4.125%, due 10/07/20[1]		$1,250,000	1,256,250

Banco Santander Chile,
6.500%, due 09/22/20[1]	CLP	1,135,000,000	2,308,750

Empresa Nacional del Petroleo,
5.250%, due 08/10/20[1]		$900,000	942,750

Total Chile corporate bonds			4,507,750

China—0.21%
Lumena Resources Corp.,
12.000%, due 10/27/14[1]		150,000	142,875

Sino-Forest Corp.,
6.250%, due 10/21/17[1]		500,000	501,875

Total China corporate bonds			644,750

Indonesia—0.17%
Majapahit Holding BV,
7.250%, due 06/28/17[7]		350,000	407,750

7.250%, due 06/28/17[1]		100,000	116,500

Total Indonesia corporate bonds			524,250

Kazakhstan—1.09%
CenterCredit International BV,
8.250%, due 09/30/11	KZT	220,000,000	1,512,975

Kazakhstan Temir Zholy Finance BV,
6.375%, due 10/06/20[1]		$950,000	992,750

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Global High Income Fund Inc.

Portfolio of investments—October 31, 2010

	Face
Security description	amount		Value

Bonds—(continued)

Corporate bonds—(continued)

Kazakhstan—(concluded)
KazMunaiGaz Finance Sub BV,
7.000%, due 05/05/20[1]		$790,000	$837,400

Total Kazakhstan corporate bonds			3,343,125

Malaysia—3.32%
Johor Corp.,
1.000%, due 07/31/12[2]	MYR	26,970,000	10,141,379

Mexico—1.23%
Hipotecaria Su Casita SA,
8.500%, due 10/04/16[2,3,7]		$1,145,000	423,650

Pemex Project Funding Master Trust,
5.750%, due 03/01/18		1,350,000	1,515,636

6.625%, due 06/15/35		1,650,000	1,830,127

Total Mexico corporate bonds			3,769,413

Philippines—1.06%
National Power Corp.,
9.625%, due 05/15/28		2,360,000	3,233,200

Russia—4.44%
RSHB Capital SA for OJSC Russian Agricultural Bank,
6.299%, due 05/15/17[7]		850,000	896,750

7.125%, due 01/14/14[1]		300,000	323,250

7.500%, due 03/25/13	RUB	160,000,000	5,264,659

7.750%, due 05/29/18[7]		$1,880,000	2,138,500

9.000%, due 06/11/14[1]		550,000	628,375

Severstal OAO Via Steel Capital SA,
6.700%, due 10/25/17[1]		1,400,000	1,377,250

VEB Finance Ltd.,
6.902%, due 07/09/20[1]		2,780,000	2,939,850

Total Russia corporate bonds			13,568,634

United Arab Emirates—0.79%
Abu Dhabi National Energy Co.,
6.500%, due 10/27/36[7]		1,220,000	1,241,350

6.500%, due 10/27/36[1]		1,150,000	1,170,125

Total United Arab Emirates corporate bonds			2,411,475

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Global High Income Fund Inc.

Portfolio of investments—October 31, 2010

	Face
Security description	amount		Value

Bonds—(continued)

Corporate bonds—(concluded)

United States—0.32%
Reliance Holdings USA, Inc.,
6.250%, due 10/19/40[1]		$1,000,000	$990,606

Venezuela —1.04%
Petroleos de Venezuela SA,
8.500%, due 11/02/17[1]		4,500,000	3,172,500

Total corporate bonds (cost $51,297,226)			50,561,195

Non-US government obligations—75.52%

Argentina—3.06%
Republic of Argentina,
0.677%, due 08/03/12[4]		9,712,000	2,258,040

2.500%, due 12/31/38[8]		620,000	283,650

3.213%, due 12/15/35[4]		16,190,000	2,153,270

7.000%, due 09/12/13		1,525,000	1,496,915

Series X,
7.000%, due 04/17/17		650,000	584,350

7.820%, due 12/31/33[4]		202,749	217,988

8.280%, due 12/31/33		1,944,244	1,395,959

Series NY,
8.280%, due 12/31/33		192,724	182,317

8.750%, due 06/02/17		322,897	335,006

10.284%, due 12/15/35[4]		3,451,737	443,548

			9,351,043

Belarus—0.64%
Republic of Belarus,
8.750%, due 08/03/15[7]		1,900,000	1,942,750

Brazil—10.14%
Federal Republic of Brazil,
5.625%, due 01/07/41		550,000	609,125

6.000%, due 01/17/17		4,430,000	5,249,550

7.125%, due 01/20/37		330,000	435,600

8.250%, due 01/20/34		250,000	366,250

8.875%, due 04/15/24		370,000	545,750

12.500%, due 01/05/22	BRL	1,200,000	853,967

Notas do Tesouro Nacional,
Series B,
6.000%, due 05/15/45[9]		12,750,000	15,428,926

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Global High Income Fund Inc.

Portfolio of investments—October 31, 2010

	Face
Security description	amount		Value

Bonds—(continued)

Non-US government obligations—(continued)

Brazil—(concluded)
Notas do Tesouro Nacional,
Series F,
10.000%, due 01/01/13	BRL	5,625,000	$3,306,554

10.000%, due 01/01/17		1,280,000	719,730

10.000%, due 01/01/21		6,428,000	3,495,898

			31,011,350

Chile—0.82%
Bonos de la Tesoreria de la Republica,
3.000%, due 07/01/17[9]	CLP	1,219,778,910	2,498,206

Colombia—2.12%
Republic of Colombia,
6.125%, due 01/18/41		$150,000	171,750

7.375%, due 09/18/37		575,000	764,750

7.750%, due 04/14/21	COP	3,925,000,000	2,591,763

8.125%, due 05/21/24		$250,000	342,500

9.850%, due 06/28/27	COP	3,200,000,000	2,600,155

			6,470,918

Dominican Republic—0.21%
Republic of Dominica,
7.500%, due 05/06/21[1]		$550,000	629,750

Ecuador—0.60%
Republic of Ecuador,
9.375%, due 12/15/15[7]		1,985,000	1,826,200

Egypt—2.72%
Arab Republic of Egypt,
6.875%, due 04/30/40[1]		1,800,000	2,011,500

6.875%, due 04/30/40[7]		100,000	111,750

Egypt Treasury Bills,
10.098%, due 08/09/11[10]	EGP	24,850,000	3,984,004

10.205%, due 08/30/11[10]		13,800,000	2,199,469

			8,306,723

El Salvador—0.54%
Republic of El Salvador,
7.375%, due 12/01/19[1]		$400,000	458,000

8.250%, due 04/10/32[7]		1,015,000	1,202,775

			1,660,775

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Global High Income Fund Inc.

Portfolio of investments—October 31, 2010

	Face
Security description	amount		Value

Bonds—(continued)

Non-US government obligations—(continued)

Gabon—0.50%
Gabonese Republic,
8.200%, due 12/12/17[1]		$1,270,000		$1,525,587

Germany—1.73%
Kreditanstalt fuer Wiederaufbau,
8.500%, due 01/18/11	NGN	800,000,000		5,291,777

Greece—0.47%
Hellenic Republic,
2.300%, due 07/25/30[9]	EUR	802,478		551,408

2.900%, due 07/25/25[9]		1,270,588		895,697

				1,447,105

Hungary—1.64%
Hungary Government Bond,
6.500%, due 06/24/19	HUF	150,000,000		744,244

6.750%, due 04/22/11		170,000,000		874,922

6.750%, due 02/24/17		526,000,000		2,652,028

7.500%, due 11/12/20		140,000,000		742,927

				5,014,121

Indonesia—6.30%
Indonesia Treasury Bond,
9.500%, due 06/15/15	IDR	2,550,000,000		320,694

9.500%, due 07/15/23		29,400,000,000		3,733,594

10.000%, due 02/15/28		3,550,000,000		461,748

10.250%, due 07/15/27		5,600,000,000		744,056

10.500%, due 08/15/30		3,550,000,000		483,594

11.000%, due 09/15/25		8,000,000,000		1,130,070

11.750%, due 08/15/23		4,600,000,000		675,525

12.000%, due 09/15/26		32,715,000,000		4,923,264

Republic of Indonesia,
5.875%, due 03/13/20[7]		$830,000		962,800

7.750%, due 01/17/38[7]		2,470,000		3,328,325

7.750%, due 01/17/38[1]		200,000		269,500

8.500%, due 10/12/35[7]		100,000		145,000

11.625%, due 03/04/19[1]		1,250,000		1,939,063

11.625%, due 03/04/19[7]		100,000		155,125

				19,272,358

14

Global High Income Fund Inc.

Portfolio of investments—October 31, 2010

	Face
Security description	amount		Value

Bonds—(continued)

Non-US government obligations—(continued)

Lithuania—0.24%
Republic of Lithuania,
6.750%, due 01/15/15[7]		$650,000	$723,125

Malaysia—0.76%
Malaysia Government Bond,
4.378%, due 11/29/19	MYR	5,850,000	1,953,447

5.734%, due 07/30/19		1,000,000	364,615

			2,318,062

Mexico—3.79%
Mexican Bonos, Series M,
8.000%, due 06/11/20	MXN	69,500,000	6,438,358

United Mexican States,
5.125%, due 01/15/20		$350,000	392,875

6.050%, due 01/11/40		2,430,000	2,788,425

Series A, 6.750%, due 09/27/34		590,000	731,600

Series A, 7.500%, due 04/08/33		600,000	801,000

8.300%, due 08/15/31		290,000	421,950

			11,574,208

Pakistan—0.62%
Islamic Republic of Pakistan,
6.875%, due 06/01/17[7]		1,000,000	900,000

6.875%, due 06/01/17[1]		190,000	171,000

7.125%, due 03/31/16[7]		900,000	837,000

			1,908,000

Peru—1.75%
Peru Government Bond,
Series 7,
8.600%, due 08/12/17	PEN	6,750,000	2,939,329

9.910%, due 05/05/15		300,000	130,619

Republic of Peru,
7.350%, due 07/21/25		$200,000	264,000

9.910%, due 05/05/15[7]	PEN	4,650,000	2,024,599

			5,358,547

15

Global High Income Fund Inc.

Portfolio of investments—October 31, 2010

	Face
Security description	amount		Value

Bonds—(continued)

Non-US government obligations—(continued)

Philippines—0.70%
Republic of Philippines,
6.375%, due 01/15/32		$1,750,000	$2,023,438

7.750%, due 01/14/31		100,000	131,750

			2,155,188

Poland—7.57%
Government of Poland,
4.250%, due 05/24/11	PLN	11,200,000	3,935,374

4.750%, due 04/25/12		7,500,000	2,636,611

5.250%, due 04/25/13		9,000,000	3,192,352

5.250%, due 10/25/17		6,600,000	2,292,430

5.500%, due 10/25/19		9,650,000	3,358,583

5.750%, due 04/25/14		4,200,000	1,508,183

5.750%, due 09/23/22		10,550,000	3,714,385

Republic of Poland,
6.375%, due 07/15/19		$2,100,000	2,514,750

			23,152,668

Qatar—1.58%
State of Qatar,
5.250%, due 01/20/20[7]		4,400,000	4,822,400

Romania—1.34%
Romanian Government International Bond,
5.000%, due 03/18/15	EUR	1,800,000	2,483,945

6.500%, due 06/18/18		1,100,000	1,603,702

			4,087,647

Russia—5.68%
Russian Federation,
5.000%, due 04/29/20[7]		$3,100,000	3,224,000

5.000%, due 04/29/20[1]		4,600,000	4,784,000

7.500%, due 03/31/30[7,8]		5,683,250	6,819,900

7.500%, due 03/31/30[1,8]		2,106,462	2,527,754

			17,355,654

Serbia—0.81%
Republic of Serbia,
6.750%, due 11/01/24[7]		2,503,667	2,481,760

16

Global High Income Fund Inc.

Portfolio of investments—October 31, 2010

	Face
Security description	amount		Value

Bonds—(continued)

Non-US government obligations—(continued)

South Africa—5.43%
Republic of South Africa,
5.500%, due 03/09/20		$100,000	$113,125

5.875%, due 05/30/22		300,000	348,375

6.500%, due 06/02/14		600,000	690,000

6.750%, due 03/31/21	ZAR	50,000,000	6,547,880

6.875%, due 05/27/19		$500,000	620,625

8.000%, due 12/21/18	ZAR	57,100,000	8,290,325

			16,610,330

Sri Lanka—1.04%
Republic of Sri Lanka,
6.250%, due 10/04/20[7]		$2,500,000	2,596,875

6.250%, due 10/04/20[1]		550,000	571,312

			3,168,187

Thailand—1.30%
Government of Thailand,
3.875%, due 06/13/19	THB	112,310,000	3,966,749

Turkey—6.81%
Government of Turkey,
10.000%, due 02/15/12[9]	TRY	8,160,477	6,411,864

10.500%, due 01/15/20		550,000	435,598

14.000%, due 01/19/11		7,900,000	5,587,583

Republic of Turkey,
6.750%, due 04/03/18		$550,000	660,000

6.750%, due 05/30/40		2,000,000	2,370,000

6.875%, due 03/17/36		550,000	662,063

7.000%, due 09/26/16		2,250,000	2,711,250

7.250%, due 03/15/15		600,000	712,500

7.500%, due 11/07/19		1,000,000	1,266,250

			20,817,108

Ukraine—0.38%
Financing of Infrastructural Projects State Enterprise,
8.375%, due 11/03/17[1]		1,150,000	1,166,652

United Arab Emirates—0.76%
Emirate of Abu Dhabi,
5.500%, due 04/08/14[1]		2,100,000	2,339,400

17

Global High Income Fund Inc.

Portfolio of investments—October 31, 2010

	Face
Security description	amount		Value

Bonds—(concluded)

Non-US government obligations—(concluded)

Uruguay—0.06%
Oriental Republic of Uruguay,
6.875%, due 09/28/25		$150,000	$187,125

Venezuela—3.30%
Republic of Venezuela,
7.000%, due 03/31/38[7]		5,180,000	2,874,900

7.650%, due 04/21/25		2,850,000	1,738,500

8.250%, due 10/13/24[7]		600,000	388,500

9.250%, due 05/07/28[7]		3,480,000	2,331,600

9.375%, due 01/13/34		3,050,000	2,066,375

13.625%, due 08/15/18[7]		700,000	682,500

			10,082,375

Vietnam—0.11%
Socialist Republic of Vietnam,
6.875%, due 01/15/16[7]		300,000	340,125

Total Non-US government obligations
(cost—$205,204,223)			230,863,973

Convertible bond—1.10%

China—1.10%
China Petroleum & Chemical Corp.,
2.842%, due 04/24/14[10] (cost—$3,264,360)	HKD	23,000,000	3,353,008

Structured notes—1.86%

Ghana—0.90%
Ghana Government Bonds,
13.455%, due 03/13/13[1,10]		$900,000	851,130

14.964%, due 03/13/13[1,10]		1,100,000	1,042,690

13.382%, due 03/14/13[1,10]		900,000	846,000

			2,739,820

Sri Lanka—0.96%
Sri Lanka Government Bond,
0.000%, due 09/06/11[10]		2,400,000	2,450,976

8.560%, due 03/25/11[10]		500,000	494,820

			2,945,796

Total structured notes (cost—$5,783,556)			5,685,616

Total bonds (cost—$265,549,365)			290,463,792

18

Global High Income Fund Inc.

Portfolio of investments—October 31, 2010

Security description	Shares	Value

Short-term investment—5.18%
Investment company—5.18%
UBS Cash Management Prime Relationship Fund[11]
(cost—$15,819,256)	15,819,256	$15,819,256

	Face amount
	covered by
	contracts

Options purchased—0.01%
Call options—0.00%[12]
Foreign Exchange Option,
Buy USD/CZK, strike
@ USD 18.088,
expires January 2011	$515,000	9,337

Put options—0.01%
Foreign Exchange Option,
Buy USD/CZK,
strike @ USD 18.088,
expires January 2011	515,000	20,453

Total options purchased (cost—$28,857)		29,790

Total investments—100.21% (cost—$281,397,478)		306,312,838

Liabilities, in excess of cash and other assets—(0.21%)		(629,807)

Net assets—100.00%		$305,683,031

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $282,905,924; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$31,564,994

Gross unrealized depreciation	(8,158,080)

Net unrealized appreciation of investments	$23,406,914

1	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, the value of these securities amounted to $40,127,384 or 13.13% of net assets.

2	Security is illiquid. At October 31, 2010, the value of these securities amounted to $10,580,910 or 3.46% of net assets.

19

Global High Income Fund Inc.

Portfolio of investments—October 31, 2010

[3]	These securities, which represent 0.14% of net assets as of October 31, 2010, are considered restricted.(See restricted securities table below for more information.)

			Acquisition		10/31/10
			cost as a	10/31/10	Market value
Restricted	Acquisition	Acquisition	percentage	Market	as a percentage
security	dates	cost	of net assets	value	of net assets

Hipotecaria Su
Casita SA, 8.500%,	02/13/08-
due 10/04/16	03/28/08	$1,107,756	0.36%	$423,650	0.14%

Union National
FIDC Trust 2006,
Series 2007-2,
due 07/01/10	06/28/07	954,222	0.31	3,890	0.00 [a]
Series 3,
due 07/01/10	08/07/08	1,315,237	0.43	4,423	0.00 [a]
Series 4,
due 05/01/11	10/22/07	1,974,503	0.65	7,568	0.00 [a]

		$5,351,718	1.75%	$439,531	0.14%

[a]	Amount represents less than 0.005%.

[4]	Floating rate security—The interest rates shown are the current rates as of October 31, 2010.
[5]	Security held past stated maturity date due to defaulted status. Bond is being traded based on potential future claim.
[6]	Security linked to closed-end fund or structured investment vehicle.
[7]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At October 31, 2010, the value of these securities amounted to $45,842,000 or 15.00% of net assets.
[8]	Step bond —Coupon rate increases in increments to maturity. Rate disclosed is as of October 31, 2010. Maturity date disclosed is the ultimate maturity date.
[9]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuers’ country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.
[10]	Rate shown reflects annualized yield at October 31, 2010.

Global High Income Fund Inc.

Portfolio of investments—October 31, 2010

[11]	The table below details the Fund’s investments in a security issued by a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Cash Management Prime Relationship Fund.

Income earned
		Purchases	Sales		from affiliate
		during the	during the		for the
Security	Value	year ended	year ended	Value	year ended
description	10/31/09	10/31/10	10/31/10	10/31/10	10/31/10

UBS Cash Management Prime Relationship Fund	$27,942,180	$142,974,601	$155,097,52	$15,819,256	$27,270

[12]	Amount represents less than 0.005%.
OJSC	Open joint stock company

Currency type abbreviations:
BRL	Brazilian Real
CLP	Chile Peso
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pound
EUR	Euro
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
KZT	Kazakhstan Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigeria Naira
PEN	Peru Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
THB	Thailand Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Global High Income Fund Inc.

Portfolio of investments—October 31, 2010

Forward foreign currency contracts
Global High Income Fund Inc. had the following open forward foreign currency contracts as of October 31, 2010:

						Unrealized
	Contracts		In		Maturity	appreciation/
Counterparty	to deliver		exchange for		dates	(depreciation)

Citigroup Global
Markets Ltd.	COP	6,350,000,000	USD	3,207,071	12/09/10	$(244,935)

Citigroup Global
Markets Ltd.	MXN	17,440,000	USD	1,380,566	12/07/10	(28,491)

Citigroup Global
Markets Ltd.	MYR	4,550,000	USD	1,461,378	12/08/10	2,595

Credit Suisse
First Boston	BRL	5,293,650	USD	2,958,572	12/07/10	(132,531)

Credit Suisse
First Boston	CZK	3,751,056	USD	210,850	01/06/11	(942)

Credit Suisse
First Boston	USD	100,273	CZK	1,799,248	01/06/11	1,316

Credit Suisse
First Boston	USD	1,556,568	MXN	20,500,000	12/07/10	99,720

Credit Suisse
First Boston	USD	4,551,604	TRY	7,052,255	12/07/10	335,296

Deutsche Bank AG	PHP	129,520,000	USD	2,850,980	12/07/10	(153,314)

Deutsche Bank AG	PLN	6,100,000	USD	1,910,668	12/07/10	(224,141)

Deutsche Bank AG	USD	2,909,454	COP	5,324,300,000	12/07/10	(15,196)

Deutsche Bank AG	USD	1,191,799	KZT	172,630,000	06/07/11	(21,786)

Deutsche Bank AG	USD	5,803,654	PHP	263,660,000	12/07/10	312,096

Deutsche Bank AG	USD	6,153,258	THB	192,861,000	12/07/10	274,104

Deutsche Bank AG	USD	393,050	TRY	600,000	12/07/10	22,724

Goldman Sachs
International	BRL	8,405,000	USD	4,694,235	12/07/10	(213,668)

Goldman Sachs
International	CLP	1,065,000,000	USD	2,133,200	12/07/10	(38,092)

Goldman Sachs
International	CZK	5,551,664	USD	316,275	01/06/11	2,817

Goldman Sachs
International	HUF	463,100,000	USD	2,035,425	12/07/10	(327,743)

Goldman Sachs
International	MXN	17,440,000	USD	1,380,566	12/07/10	(28,491)

Goldman Sachs
International	ZAR	9,890,000	USD	1,315,195	12/07/10	(88,981)

Global High Income Fund Inc.

Portfolio of investments—October 31, 2010

Forward foreign currency contracts (continued)

						Unrealized
	Contracts		In		Maturity	appreciation/
Counterparty	to deliver		exchange for		dates	(depreciation)

Goldman Sachs
International	USD	1,464,855	BRL	2,555,396	12/07/10	$27,309

Goldman Sachs
International	USD	85,833	BRL	147,075	01/06/11	(413)

Goldman Sachs
International	USD	316,274	CZK	5,633,595	01/06/11	1,808

Goldman Sachs
International	USD	2,520,867	HUF	508,458,820	12/07/10	73,765

Goldman Sachs
International	USD	2,884,764	KRW	3,481,765,900	12/07/10	204,690

Goldman Sachs
International	USD	14,073,321	MXN	183,900,000	12/07/10	784,793

Goldman Sachs
International	USD	3,405,964	MYR	10,770,000	12/08/10	47,024

Goldman Sachs
International	USD	2,226,180	PEN	6,250,000	09/07/11	(3,383)

Goldman Sachs
International	USD	2,673,777	THB	83,888,000	12/07/10	121,907

Goldman Sachs
International	USD	1,320,555	ZAR	9,370,000	12/07/10	9,791

JPMorgan
Chase Bank	TWD	91,300,000	USD	2,989,522	12/07/10	6,170

JPMorgan
Chase Bank	RUB	81,930,000	USD	2,699,506	12/07/10	50,735

JPMorgan
Chase Bank	USD	891,204	BRL	1,554,260	12/07/10	16,370

JPMorgan
Chase Bank	USD	128,749	BRL	218,363	01/06/11	(1,926)

JPMorgan
Chase Bank	USD	2,517,995	HUF	508,458,820	12/07/10	76,636

JPMorgan
Chase Bank	USD	2,727,139	INR	130,000,000	12/07/10	177,064

JPMorgan
Chase Bank	USD	1,193,135	KRW	1,438,921,300	12/07/10	83,654

JPMorgan
Chase Bank	USD	3,147,385	MYR	9,930,000	12/08/10	36,289

JPMorgan
Chase Bank	USD	6,570,593	RUB	203,350,000	12/07/10	3,649

Global High Income Fund Inc.

Portfolio of investments—October 31, 2010

Forward foreign currency contracts (concluded)

						Unrealized
	Contracts		In		Maturity	appreciation/
Counterparty	to deliver		exchange for		dates	(depreciation)

Morgan Stanley &
Co. Inc.	EUR	10,955,000	USD	15,421,715	01/21/11	190,979

Morgan Stanley &
Co. Inc.	USD	104,831	CZK	1,869,877	01/06/11	$745

Morgan Stanley &
Co. Inc.	USD	2,517,752	HUF	508,082,359	12/07/10	74,958

Morgan Stanley &
Co. Inc.	USD	3,473,341	IDR	31,920,000,000	12/08/10	77,919

Morgan Stanley &
Co. Inc.	USD	175,000	KZT	25,506,250	06/07/11	(2,129)

Morgan Stanley &
Co. Inc.	USD	2,995,098	SGD	3,880,000	12/07/10	2,661

Morgan Stanley &
Co. Inc.	USD	1,735,205	THB	54,711,000	12/07/10	88,116

Morgan Stanley &
Co. Inc.	USD	2,148,321	TRY	3,230,000	12/07/10	89,926

Net unrealized appreciation on forward foreign currency contracts						$1,771,464

Currency type abbreviations:
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	Korean Won
KZT	Kazakhstan Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peru Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

Global High Income Fund Inc.

Portfolio of investments—October 31, 2010

Futures contracts
Global High Income Fund Inc. had the following open futures contracts as of October 31, 2010:

				Unrealized
	Expiration			appreciation/
	dates	Cost	Value	(depreciation)

US Treasury futures buy contracts:
US Long Bond, 34 contracts (USD)	December 2010	$4,502,402	$4,451,875	$(50,527)

5 Year US Treasury Notes,
85 contracts (USD)	December 2010	10,251,062	10,334,141	83,079

10 Year US Treasury Notes,
5 contracts (USD)	December 2010	626,183	631,406	5,223

Net unrealized appreciation on
futures contracts				$37,775

Currency type abbreviation:
USD	United States Dollar

Options written
Global High Income Fund Inc. had the following open options written as of October 31, 2010:

	Expiration	Premiums
	dates	received	Value

Call option
Foreign Exchange Option, Sell USD/BRL 06/01/11,
$515,000 face amount covered by
contracts, strike @ USD 1.739	January 2011	$13,570	$(11,481)

Put option
Foreign Exchange Option, Sell USD/BRL 06/01/11,
$515,000 face amount covered by
contracts, strike @ USD 1.739	January 2011	13,570	(15,741)

Total options written		$27,140	$(27,222)

Currency type abbreviations:
BRL	Brazilian Real
USD	United States Dollar

Global High Income Fund Inc.

Portfolio of investments—October 31, 2010

	Face amount	Amount of
	covered by	premiums
	contracts	received

Options outstanding at October 31, 2009	—	$—

Options written	$1,030,000	27,140

Options terminated in closing purchase transactions	—	—

Options expired prior to exercise	—	—

Options outstanding at October 31, 2010	$1,030,000	$27,140

Swap agreements
Global High Income Fund Inc. had outstanding currency swap agreements with the following terms as of October 31, 2010:

Counterparty—Citigroup Global Markets Ltd.

					Payments	Payments
Pay	Pay	Receive	Receive	Termination	made by	received by		Unrealized
currency	contracts	currency	contracts	date	the Fund	the Fund	Value	appreciation

USD	3,206,107	COP	6,300,000,000	06/10/13	0.7530%[1]	5.2500%[2]	$450,269	$450,269

[1]	Rate based on 6 month USD LIBOR(USD BBA).
[2]	Payments received are based on the notional amount.
BBA	British Banking Association
LIBOR	London Interbank Offered Rate

Currency type abbreviations:
COP	Colombian Peso
USD	United States Dollar

Global High Income Fund Inc.

Portfolio of investments—October 31, 2010

Global High Income Fund Inc. had outstanding interest rate swap agreements with the following terms as of October 31, 2010:

				Payments		Payments	Upfront
				made		Received	payments		Unrealized
	Notional		Termination	by the		by the	(made)/		appreciation/
Counterparty	amount		dates	Fund[1]		Fund[1]	received	Value	(depreciation)

Citigroup Global
Markets Ltd.	MYR	32,000,000	11/23/14	2.9200%[2]		3.7050%	$—	$40,402	$40,402

Citigroup Global
Markets Ltd.	MYR	8,450,000	08/24/15	2.9200	[2]	3.5050	—	(24,744)	(24,744)

Credit Suisse
International	BRL	12,000,000	01/02/12	—	[3]	13.4300	—	500,853	500,853

Credit Suisse
International	CLP	775,000,000	01/08/15	—	[4]	5.2800	—	33,066	33,066

Deutsche
Bank AG	CLP	1,790,000,000	05/17/13	—	[4]	4.3900	—	35,220	35,220

Deutsche
Bank AG	INR	368,000,000	08/30/15	7.0500		6.4416 [5]	—	28,851	28,851

Deutsche
Bank AG	MYR	7,650,000	08/24/15	2.9200	[2]	3.5000	—	(22,967)	(22,967)

Deutsche
Bank AG	ZAR	105,000,000	03/20/17	6.0550	[6]	8.5200	—	1,269,612	1,269,612

Deutsche
Bank AG	ZAR	65,000,000	03/18/25	8.5100		6.0550 [6]	—	(1,066,400)	(1,066,400)

Merril Lynch
International	MXN	7,200,000	11/16/28	4.8450	[7]	8.8300	—	117,002	117,002

Merril Lynch
International	MXN	7,000,000	11/21/28	4.8749	[7]	8.6100	—	100,179	100,179

							$—	$1,011,074	$1,011,074

[1]	Payments made or received are based on the notional amount.
[2]	Rate based on 3 month KLIBOR.
[3]	Zero coupon inflation swap. Cash is exchanged at the end of the swap. The payment to be made by the Fund is based on the Brazil CETIP Interbank Offered Rate.
[4]	Zero coupon inflation swap. Cash is exchanged at the end of the swap. The payment to be made by the Fund is based on the CLICP Index.
[5]	Rate based on 1-day MIBOR.
[6]	Rate based on 3 month JIBAR.
[7]	Rate based on 28-day TIIE.
CETIP	Brazil’s average Interbank Rate
CLICP	Sinacofi Chile Interbank Rate
JIBAR	Johannesburg Interbank Agreed Rate
KLIBOR	Kuala Lumpur Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate

Global High Income Fund Inc.

Portfolio of investments—October 31, 2010

Currency type abbreviations:
BRL	Brazilian Real
CLP	Chilean Peso
INR	Indian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
ZAR	South African Rand

Global High Income Fund Inc. had outstanding credit default swap agreements with the following terms as of October 31, 2010:

Credit default swaps on sovereign issues—buy protection1

Counterparty—Deutsche Bank AG

		Payments	Payments	Upfront
		made	received	payments
Notional	Termination	by the	by the	(made)/		Unrealized
amount	dates	Fund[2]	Fund	received	Value	depreciation

USD 3,300,000	12/20/15	1.0000%	—[3]	$(1,618)	$(2,954)	$(4,572)

USD 2,950,000	09/20/20	5.0000	—[4]	(744,891)	720,520	(24,371)

				$(746,509)	$717,566	$(28,943)

[1]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[2]	Payments made are based on the notional amount.
[3]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Colombia 8.125% bond, due 05/21/24.
[4]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Venezuela 9.250% bond, due 09/15/27.

Currency type abbreviation:
USD	United States Dollar

Global High Income Fund Inc.

Portfolio of investments—October 31, 2010

Credit default swaps on sovereign issues—sell protection1

			Payments		Payments	Upfront
			made		received	payments
	Notional	Termination	by the		by the	(made)/		Unrealized	Credit
Counterparty	amount	dates	Fund		Fund[2]	received	Value	appreciation	spread[3]

Barclays Capital	USD 2,900,000	09/20/15	—%[4]		5.0000%	$360,003	$(106,497)	$253,506	6.196%

Credit Suisse
International	USD 2,050,000	03/20/11	—	[5]	1.0000	8,445	(1,911)	6,534	1.471

Credit Suisse
International	USD 2,750,000	03/20/11	—	[4]	5.0000	138,263	41,401	179,664	2.546

Credit Suisse
International	USD 750,000	03/20/12	—	[4]	5.0000	17,917	12,173	30,090	3.722

Credit Suisse
International	USD 4,500,000	05/20/12	—	[6]	3.3000	—	182,645	182,645	1.838

Credit Suisse
International	USD 1,000,000	02/20/14	—	[7]	4.1700	—	116,959	116,959	0.822

Deutsche
Bank AG	USD 1,200,000	09/20/15	—	[4]	5.0000	128,500	(44,068)	84,432	6.196

Deutsche
Bank AG	USD 3,300,000	12/20/15	—	[8]	1.0000	—	5,270	5,270	1.002

						$653,128	$205,972	$859,100

[1]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[2]	Payments received are based on the notional amount.
[3]	Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
[4]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Argentina 8.280% bond, due 12/31/33.

Global High Income Fund Inc.

Portfolio of investments—October 31, 2010

[5]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Bulgaria 8.250% bond, due 01/15/15.
[6]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Deutsche Bank Kazakhstan 7.375% bond, due 11/12/13.
[7]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the United Mexican States 7.500% bond, due 04/08/33.
[8]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Brazil 12.250% bond, due 03/06/30.

Currency type abbreviation:
USD	United States Dollar

Global High Income Fund Inc. had outstanding total return swap agreements with the following terms as of October 31, 2010:

Counterparty—Deutsche Bank AG

		Payments	Payments	Upfront
		made	received	payments
Notional	Termination	by the	by the	(made)/		Unrealized
amount	date	Fund	Fund	received	Value	appreciation

USD 2,999,995	12/17/14	0.7466%[1]	—[2]	$—	$136,064	$136,064

[1]	Rate based on 3 month LIBOR (USD BBA).
[2]	Payment received is based on the notional amount of the underlying Russian Federation 11.200% bond, due 12/17/14.
BBA	British Banking Association
LIBOR	London Interbank Offered Rate

Currency type abbreviation:
USD	United States Dollar

Global High Income Fund Inc.

Portfolio of investments—October 31, 2010

The following is a summary of the inputs used as of October 31, 2010 in valuing the Fund’s investments:

	Measurements at 10/31/10

	Unadjusted
	quoted prices in	Other
	active markets	significant
	for identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$40,403,936	$10,157,259	$50,561,195

Non-US government obligations	—	230,863,973	—	230,863,973

Convertible bond	—	3,353,008	—	3,353,008

Structured notes	—	5,685,616	—	5,685,616

Short-term investment	—	15,819,256	—	15,819,256

Options purchased	29,790	—	—	29,790

Other financial instruments[1]	10,553	4,292,409	—	4,302,962

Total	$40,343	$300,418,198	$10,157,259	$310,615,800

[1]	Other financial instruments include open futures contracts, swap agreements, options written and forward foreign currency contracts.

At October 31, 2010, there were no transfers between Level 1 and Level 2.

Level 3 rollforward disclosure
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

	Corporate bonds	Total
Assets

Beginning balance	$10,733,190	$10,733,190

Total gains or losses (realized/unrealized) included in earnings	(931)	(931)

Purchases, sales, issuances, and settlements (net)	(575,000)	(575,000)

Transfers in and/or out of Level 3	—	—

Ending balance	$10,157,259	$10,157,259

The amount of total gains or losses for the period included
in earnings attributable to the change in unrealized gains or losses relating to investments still held at 10/31/10.	$56,931	$56,931

See accompanying notes to financial statements

Global High Income Fund Inc.

Statement of assets and liabilities—October 31, 2010

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$265,578,222)	$290,493,582

Investments in affiliated issuers, at value (cost—$15,819,256)	15,819,256

Total investments (cost—$281,397,478)	306,312,838

Foreign currency, at value (cost—$1,753,405)	1,747,510

Interest receivable	4,521,374

Receivable for investments sold	2,063,213

Cash collateral for futures contracts	159,826

Receivable for foreign tax reclaims	46,013

Variation margin	49,789

Outstanding swap agreements, at value[1]	3,790,486

Unrealized appreciation on forward foreign currency contracts	3,297,626

Other assets	4,950

Total assets	321,993,625

Liabilities:
Due to custodian	2,027,473

Unrealized depreciation on forward foreign currency contracts	1,526,162

Outstanding swap agreements, at value[1]	1,269,541

Payable for investments purchased	10,911,605

Payable to investment advisor and administrator	293,808

Directors’ fees payable	12,116

Options written, at value (Premiums received—$27,140)	27,222

Accrued expenses and other liabilities	242,667

Total liabilities	16,310,594

Net assets:
Capital stock —$0.001 par value; 100,000,000 shares authorized; 21,591,836 shares issued and outstanding	286,636,432

Distributions in excess of net investment income	(1,474,591)

Accumulated net realized loss from investment activities	(8,663,952)

Net unrealized appreciation	29,185,142

Net assets	$305,683,031

Net asset value per share	$14.16

[1]	Net upfront payments made by the Fund on outstanding swap agreements amounted to $(93,381).

See accompanying notes to financial statements

32

Global High Income Fund Inc.

Statement of operations

For the year ended
October 31, 2010

Investment income:
Interest income, net of foreign withholding taxes of $112,472 (includes $27,270 earned from affiliated entities)	$20,756,541

Expenses:
Investment advisory and administration fees	3,552,523

Custody and accounting fees	543,489

Professional fees	149,153

Reports and notices to shareholders	68,980

Directors’ fees	24,738

Listing fees	23,750

Transfer agency fees	22,122

Insurance expense	7,687

Other expenses	35,746

Total expenses	4,428,188

Less: Fee waivers by investment advisor and administrator	(205,449)

Net expenses	4,222,739

Net investment income	16,533,802

Realized and unrealized gains/(losses) from investment activities:
Net realized gain (loss) from: Investments	12,170,342

Futures	(414,723)

Swap agreements	1,604,010

Forward foreign currency contracts	3,669,814

Foreign currency transactions	(470,776)

Net change in unrealized appreciation/depreciation from: Investments	14,058,673

Futures	(395,441)

Swap agreements	1,391,352

Options written	(82)

Forward foreign currency contracts	1,729,708

Translation of other assets and liabilities denominated in foreign currency	13,356

Net realized and unrealized gain from investment activities	33,356,233

Net increase in net assets resulting from operations	$49,890,035

See accompanying notes to financial statements

33

Global High Income Fund Inc.

Statement of changes in net assets

	For the years ended October 31,

	2010	2009

From operations:
Net investment income	$16,533,802	$16,403,918

Net realized gain (loss) from: Investment activities	12,170,342	(15,065,994)

Futures	(414,723)	774,167

Options written	—	33,096

Swap agreements	1,604,010	(873,344)

Forward foreign currency contracts	3,669,814	1,397,999

Foreign currency transactions	(470,776)	(8,257,434)

Net change in unrealized appreciation/depreciation from: Investments	14,058,673	83,637,375

Futures	(395,441)	1,957,631

Options written	(82)	—

Swap agreements	1,391,352	9,389,324

Forward foreign currency contracts	1,729,708	(2,221,190)

Translation of other assets and liabilities denominated in foreign currency	13,356	498,768

Net increase in net assets resulting from operations	49,890,035	87,674,316

Dividends and distributions to shareholders from:
Net investment income	(22,842,003)	(15,470,247)

Return of capital	—	(5,618,499)

Total dividends and distributions to shareholders	(22,842,003)	(21,088,746)

Net increase in net assets	27,048,032	66,585,570

Net assets:
Beginning of year	278,634,999	212,049,429

End of year	$305,683,031	$278,634,999

Distributions in excess of net investment income	$(1,474,591)	$(1,937,878)

See accompanying notes to financial statements

34

Global High Income Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	For the years ended October 31,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$12.90	$9.82	$15.26	$14.85	$15.72

Net investment income[1]	0.77	0.76	0.84	0.90	0.79

Net realized and unrealized gains (losses) from investment activities	1.55	3.30	(4.28)	0.86	0.92

Net increase (decrease) from investment operations	2.32	4.06	(3.44)	1.76	1.71

Dividends from net investment income	(1.06)	(0.72)	(0.95)	(0.82)	(1.35)

Distributions from net realized gains	—	—	(0.73)	(0.53)	(1.21)

Return of capital	—	(0.26)	(0.32)	—	—

Total dividends, distributions and return of capital	(1.06)	(0.98)	(2.00)	(1.35)	(2.56)

Offering costs charged to paid-in capital	—	—	—	—	(0.02)

Net asset value, end of year	$14.16	$12.90	$9.82	$15.26	$14.85

Market price per share, end of year	$14.98	$11.47	$8.22	$14.38	$16.06

Total net asset value return[2]	18.91%	43.02%	(25.76)%	12.40%	11.75%

Total market price return[3]	41.52%	54.20%	(33.99)%	(2.33)%	6.28%

Ratios/supplemental data:
Net assets, end of year (000’s)	$305,683	$278,635	$212,049	$329,391	$320,548

Ratio of expenses to average net assets: Before fee waivers by advisor	1.54%	1.56%	1.48%	1.41%	1.43%

After fee waivers by advisor	1.47%	1.51%	1.39%	1.32%	1.34%

Ratio of net investment income to average net assets	5.76%	6.71%	6.01%	5.96%	5.34%

Portfolio turnover rate	84%	104%	83%	100%	108%

[1]	Calculated using the average shares method.
[2]	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.
[3]	Total market price return is calculated assuming a purchase of $10,000 of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.
See accompanying notes to financial statements

35

Global High Income Fund Inc.

Notes to financial statements—October 31, 2010

Organization and significant accounting policies
Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland on February 23, 1993 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective.

In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The preparation of financial statements in accordance with GAAP requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations

Global High Income Fund Inc.

Notes to financial statements—October 31, 2010

by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (”NYSE”). Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company as provided by such other entity. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign

37

Global High Income Fund Inc.

Notes to financial statements—October 31, 2010

currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, “Improving Disclosures about Fair Value Measurements” (“ASU No. 2010-06”). ASU No. 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, including information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for annual and interim periods beginning after December 15, 2010. Management is currently evaluating the impact the adoption of the remaning portions of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

38

Global High Income Fund Inc.

Notes to financial statements—October 31, 2010

The provisions of Accounting Standards Codification Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. The volume of derivatives that is presented in the Portfolio of investments of the Fund is consistent with the derivative activity during the year ended October 31, 2010. The Fund may be a seller of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements); however, the Fund is not aware of any additional credit risk contingent features on other derivative contracts held by the Fund.

Disclosure of derivatives by underlying risk for the Fund as of and for the year ended October 31, 2010 is as follows:

Asset derivatives

			Foreign
	Interest		exchange
	rate risk	Credit risk	risk	Total

Forward contracts[1]	$—	$—	$3,297,626	$3,297,626

Futures contracts[2]	88,302	—	—	88,302

Options purchased[1]	—	—	29,790	29,790

Swap agreements[1]	2,125,185	1,078,968	586,333	3,790,486

Total value	$2,213,487	$1,078,968	$3,913,749	$7,206,204

[1]	Statement of assets and liabilities location: Investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value and Unrealized appreciation on forward foreign currency contracts.
[2]	Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

39

Global High Income Fund Inc.

Notes to financial statements—October 31, 2010

Liability derivatives

			Foreign
	Interest		exchange
	rate risk	Credit risk	risk	Total

Forward contracts[1]	$—	$—	$(1,526,162)	$(1,526,162)

Futures contracts[2]	(50,527)	—	—	(50,527)

Options written[1]	—	—	(27,222)	(27,222)

Swap agreements[1]	(1,114,111)	(155,430)	—	(1,269,541)

Total value	$(1,164,638)	$(155,430)	$(1,553,384)	$(2,873,452)

[1]	Statement of assets and liabilities location: Options written and outstanding swap agreements, at value and Unrealized depreciation on forward foreign currency contracts.
[2]	Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Activities in derivative instruments during the period ended October 31, 2010, were as follows:

			Foreign
	Interest		exchange
	rate risk	Credit risk	risk	Total

Net realized gain/(loss)[1]

Forward contracts	$—	$—	$3,669,814	$3,669,814

Futures contracts	(414,723)	—	—	(414,723)

Swap agreements	296,831	1,060,169	247,010	1,604,010

Total net realized gain/(loss)	$(117,892)	$1,060,169	$3,916,824	$4,859,101

Net change in unrealized
appreciation/depreciation
Forwardcontracts[2]	$—	$—	$1,729,708	$1,729,708

Futures contracts[2]	(395,441)	—	—	(395,441)

Options purchased[3]	—	—	933	933

Options written[2]	—	—	(82)	(82)

Swap agreements[2]	61,726	745,753	583,873	1,391,352

Total net change in unrealized appreciation/depreciation	$(333,715)	$745,753	$2,314,432	$2,726,470

[1]	Statement of operations location: Net realized gain/(loss) from futures contracts, swap Agreements, and foreign currency transactions.
[2]	Statement of operations location: Net change in unrealized appreciation/depreciation from of futures contracts, swap agreements, options written and forward foreign currency contracts.
[3]	Realized and unrealized gain/(loss) is included in net realized gain/(loss) from investments and net change in unrealized appreciation/depreciation of investments.

40

Global High Income Fund Inc.

Notes to financial statements—October 31, 2010

Restricted securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund’s Notes to portfolio of investments.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation—The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities – at the exchange rates prevailing at the end of the Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts—The Fund may enter into forward foreign currency exchange contracts (“forward contracts“) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular

41

Global High Income Fund Inc.

Notes to financial statements—October 31, 2010

currency. The Fund may also use forward contracts in an attempt to enhance income.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Futures contracts—The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. The Fund may also use futures contracts in an attempt to enhance income or gains. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks, including interest rate risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are

42

Global High Income Fund Inc.

Notes to financial statements—October 31, 2010

made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Swap agreements—The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

The Fund may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign currency risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the Counterparty, and the Fund would receive payments only upon the

43

Global High Income Fund Inc.

Notes to financial statements—October 31, 2010

occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, Counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2010 for which the Fund is the seller of protection are disclosed under the section “Credit default swaps on sovereign issues—sell protection” in the Notes to portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

44

Global High Income Fund Inc.

Notes to financial statements—October 31, 2010

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

Structured notes—The Fund may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex

45

Global High Income Fund Inc.

Notes to financial statements—October 31, 2010

securities. Structured notes are also subject to the risks that the issuer of the structured notes may fail to perform its contractual obligations.

Option writing—The Fund may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Purchased options—The Fund may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums

46

Global High Income Fund Inc.

Notes to financial statements—October 31, 2010

paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment advisor and administrator and other transactions with related entities
The Fund’s Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.25% of the Fund’s average weekly net assets. Since August 1, 2005, UBS Global AM has contractually agreed to waive compensation otherwise payable to it to reduce the fee it receives under the Advisory Contract so that it is paid at the annual rate of 1.25% of the Fund’s

47

Global High Income Fund Inc.

Notes to financial statements—October 31, 2010

average weekly net assets on assets up to $200 million, and at the annual rate of 1.00% of the Fund’s average weekly net assets on assets above $200 million. This fee reduction “breakpoint” continues indefinitely unless the Fund’s board agrees to any change. Additionally, effective August 1, 2010, through July 31, 2011, UBS Global AM has agreed voluntarily to waive compensation otherwise payable to it to reduce the fee it receives under the Advisory Contract so that it is paid at the following rates:

Average weekly net assets	Advisory fee

Up to $200 million	1.20%

Above $200 million	1.00%

At October 31, 2010, the Fund owed UBS Global AM $293,808 which is composed of $311,611 of investment advisory and administration fees less fees waived of $17,803. For the year ended October 31, 2010, UBS Global AM waived $205,449 of investment advisory and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended October 31, 2010, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $35,794,120. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at

48

Global High Income Fund Inc.

Notes to financial statements—October 31, 2010

least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund did not lend any securities during the year ended October 31, 2010.

Capital stock
There are 100,000,000 shares of $0.001 par value common stock authorized and 21,591,836 shares outstanding at October 31, 2010. For the year ended October 31, 2010 and for the year ended October 31, 2009, there were no transactions involving common stock.

Purchases and sales of securities
For the year ended October 31, 2010, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $229,962,644 and $220,367,135, respectively.

Federal tax status
It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended October 31, 2010 and October 31, 2009 were as follows:

Distributions paid from:	2010	2009

Ordinary income	$22,842,003	$15,470,247

Return of capital	—	5,618,499

	$22,842,003	$21,088,746

49

Global High Income Fund Inc.

Notes to financial statements—October 31, 2010

At October 31, 2010, the components of accumulatedearningson a tax basis were as follows:

Undistributed ordinary income	$6,851,687

Accumulated capital and other losses	(13,269,669)

Net unrealized appreciation	25,464,581

Total accumulated earnings	$19,046,599

The difference between book-basis and tax-basis net unrealized appreciation is attributable to premium amortization adjustments, tax treatment of certain derivatives and wash sales.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended October 31, 2010, the Fund’s accumulated net investment income was increased by $6,771,488 and accumulated net realized loss from investment activities was increased by $6,771,488. These differences are primarily due to the tax treatment of foreign currency transactions, Paydown gains and losses and adjustments for certain debt obligations.

At October 31, 2010, the Fund had a net capital loss carryforward of $8,010,541 for federal income tax purposes available to offset future capital gains which will expire on October 31, 2017. During the current fiscal year, the Fund utilized $9,277,211 of capital loss carryforwards to offset net realized gains.

As of and during the year ended October 31, 2010, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the year, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

50

Global High Income Fund Inc.

Report of Ernst &Young LLP, independent registered public accounting firm

The Board of Directors and Shareholders of Global High Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Global High Income Fund Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global High Income Fund Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
December 28, 2010

51

Global High Income Fund Inc.

Tax information (unaudited)

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting. Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2010. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed no later than January 31, 2011. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

52

Global High Income Fund Inc.

General information (unaudited)

The Fund
Global High Income Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). As of September 30, 2010, UBS Global AM had approximately $147 billion in assets under management. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management division, which had approximately $578 billion in assets under management as of September 30, 2010.

Shareholder information
The Fund’s NYSE trading symbol is “GHI.” Net asset value and market price information as well as other information about the Fund is updated each business day on UBS’s web site at the following internet address: http://globalam-us.ubs.com/corpweb/closedendedfunds.do.

Fund governance changes
On May 19, 2010, the Fund announced that its Board of Directors (the “Board”) had approved the classification of the directors into three classes. The classification was effective on May 19, 2010, and the initial term of office of one class of directors will expire at the Fund’s 2011 annual stockholders meeting, with the second class expiring at the 2012 meeting and the third expiring at the 2013 meeting, and when the successors to the members of each class have been elected. The Board members have been classified as follows:

Class I: Bernard H. Garil, Heather R. Higgins
Class II: Richard Q. Armstrong, Alan S. Bernikow
Class III: Richard R. Burt, Meyer Feldberg

The Board also approved several other corporate governance measures to clarify internal procedures and to help assure that the purposes and goals of the Fund may be fostered, which are reflected in the Fund’s Amended and Restated Bylaws. These changes included the adoption of detailed procedures regarding shareholder-requested special meetings of shareholders. These provisions include enhanced disclosure requirements

53

Global High Income Fund Inc.

General information (unaudited)

to be satisfied by proponents of matters to be submitted to a vote of shareholders. These fund governance changes did not require a vote of shareholders.

Effective July 15, 2010, the Board of Directors of the Fund voted to appoint Barry M. Mandinach to serve as a Class II director of the Fund. Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. and had been with those firms or their predecessors since 2001.

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1 888-793 8637.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-888-793 8637, online on UBS’s Web site: http://www.ubs.com/1/e/ globalam/Americas/globalamus/globalamusii/closed_end_funds.html or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan.

54

Global High Income Fund Inc.

General information (unaudited)

The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records.

An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend/distribution will be equal to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

55

Global High Income Fund Inc.

General information (unaudited)

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at BNY Mellon Investment Servicing, P.O. Box 43078, Providence, Rhode Island 02940-3078. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

Distribution policy
The Fund’s Board adopted a managed distribution policy in December 1999, which was revised effective June 2005, and again effective August 2009. Pursuant to the policy as in effect from December 1999 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 11% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the annualized rate for distribution pursuant to the policy from 11% to 9% effective beginning with the June 2005 monthly distribution. The Board approved a further reduction in the annualized rate for distribution pursuant to the policy from 9% to 8% in July 2009, effective beginning with the August 2009 monthly distribution. Prior to December 20, 1999, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses.

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund’s Board receives recommendations from UBS Global AM, the Fund’s investment advisor, periodically and no less frequently than annually will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made.

The above information supplements that contained on the inside front cover of this report.

56

Global High Income Fund Inc.

Board approval of investment advisory and administration contract (unaudited)

Background—At a meeting of the board of Global High Income Fund Inc. (the “Fund”) on July 14-15, 2010, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the Investment Advisory and Administration Contract of the Fund with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them. The board received and considered a variety of information about UBS Global AM, as well as the advisory and administration arrangements for the Fund. The Independent Directors discussed the materials initially provided by management prior to the scheduled board meeting. The Independent Directors also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors were joined by their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory and administration contracts.

In its consideration of the approval of the Investment Advisory and Administration Contract, the board considered the following factors:

Nature, extent and quality of the services under the Investment Advisory and Administration Contract—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Advisory and Administration Contract during the past year. The board also considered the nature, extent and quality of administrative and shareholder services performed by UBS Global AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory and other capabilities and the quality of administrative and other services. The board observed

57

Global High Income Fund Inc.

Board approval of investment advisory and administration contract (unaudited)

that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio manager primarily responsible for the day-to-day portfolio management of the Fund and recognized that many of these persons report to the board regularly and that at each regular meeting the board receives a detailed report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to management and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of UBS AG, one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $143 billion in assets under management as of March 31, 2010 and was part of the UBS Global Asset Management Division, which had approximately $560 billion in assets under management worldwide as of March 31, 2010. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Contract.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (“Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangements for the Fund and considered the actual fee rate (after taking the waiver into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”). In addition, at management’s request, Lipper provided supplemental expense data for the Fund, as the Fund’s Expense Group may have been too small to make any statistically

58

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Board approval of investment advisory and administration contract (unaudited)

meaningful comparisons. The Expense Group consisted of the Fund and three other comparable non-leveraged funds. The expanded expense universe included leveraged and non-leveraged comparable funds and increased the size of the comparison to the Fund and four other funds, which still may not result in any statistically meaningful comparisons.

In connection with its consideration of advisory fees for UBS funds generally, the board also received information from UBS Global AM with respect to standard institutional account fees. The board noted that, in general, these fees were lower than the Contractual Management Fee and Actual Management Fee for the Fund, but also noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of funds versus such accounts and the differences in the levels of services required by funds and such accounts. The board also received information on fees charged to other funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee and Actual Management Fee were approximately 14 and 18 basis points, respectively, above their respective Expense Group’s median (i.e., 0.14% and 0.18%). The Fund’s total expenses were approximately 6 basis points (i.e., 0.06%) above the Expense Group’s median. Management noted that when comparing the Fund’s total expenses to the expanded expense universe, which included a group of closed-end leveraged and non-leveraged emerging market funds, for a total of five funds, the Fund’s total expenses were above the expanded expense universe’s median. In addition, management noted to the board that the range between the high and low of the Fund’s Expense Group’s total expenses and the expanded expense group was relatively narrow. Management also noted that as a result of the Fund’s investment strategy of holding a sizable exposure to local emerging markets, the Fund’s custody fees tend to be higher than its Expense Group’s and expanded expense universe’s median. Finally, management agreed to waive an additional 5 basis points (i.e., 0.05%) of its management fee at the level of the first “breakpoint” in such fee from August 1, 2010, through July 31, 2011, bringing the Fund’s total expenses to within a basis point closer to the median of its Expense Group. (Giving effect to the new voluntary fee waiver, until July 31, 2011, UBS Global AM is paid at the annual rate of 1.20% of the Fund’s average weekly net assets on assets up to $200 million,

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Board approval of investment advisory and administration contract (unaudited)

and at the annual rate of 1.00% of the Fund’s average weekly net assets on assets above $200 million.)

Taking all of the above into consideration, including the voluntary fee waiver, the board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Investment Advisory and Administration Contract. The board noted that it would closely monitor the Fund’s expenses over the upcoming year.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2010 and (b) annualized performance information for each year in the ten-year period ended April 30, 2010. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe.

The Lipper information showed that the Fund’s one- and ten-year performance underperformed its Performance Universe’s median by approximately 167 and 62 basis points, respectively (i.e., 1.67% and 0.62%); however, the Fund’s three- and five-year periods and since inception performance were at or above the Performance Universe’s median.

Management noted that over the one-year period ending April 30, 2010, the Fund outperformed its blended benchmark by 552 basis points (i.e., 5.52%). Management noted that although the Fund underperformed its Performance Universe for the one-year period ended April 30, 2010, it has historically generated strong performance.

Based on its review, the board concluded that the Fund’s investment performance was satisfactory. The board noted that it would closely monitor the Fund’s performance over the upcoming year.

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund, as well as information regarding enhancements to UBS Global AM’s methodology for determining profitability. The board also received profitability information with respect to the UBS New York fund complex

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as a whole. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The board also considered whether alternative fee structures (such as breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

The board noted that the Fund’s Contractual Management Fee did not contain breakpoints; however, the Fund receives the benefit of a breakpoint via an older fee waiver agreement instituted in 2005 that can only be changed with the consent of the board. The board considered that the Fund’s asset level exceeded the breakpoint as of April 30, 2010 and as a result, the Fund and its shareholders realized certain economies of scale because the total expense ratio of the Fund was lower than if no breakpoint had been in place. Accordingly, the board determined that economies of scale were passed on to shareholders in the form of a breakpoint in the Actual Management Fee.

Generally, in light of UBS Global AM’s profitability data, the Actual Management Fee, the Contractual Management Fee and the breakpoint currently in place for the Fund, the board believed that UBS Global AM’s sharing of potential and current economies of scale with the Fund was acceptable.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

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Board approval of investment advisory and administration contract (unaudited)

In light of all of the foregoing, the board approved the Investment Advisory and Administration Contract to continue for another year. In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Contract. The Independent Directors were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Investment Advisory and Administration Contract in a private session with its independent legal counsel at which no representatives of UBS Global AM were present.

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Global High Income Fund Inc.

Supplemental information (unaudited)

Board of Directors & Officers
The Fund is governed by a Board of Directors which oversees the Fund’s operations. Directors are classified into three classes. The initial term of office of one class of directors will expire at the Fund’s 2011 annual stockholders meeting, with the second class expiring at the 2012 meeting and the third expiring at the 2013 meeting, and when the successors to the members of each class have been elected. The Board members were classified as follows: Class I — Bernard H. Garil and Heather R. Higgins; Class II — Richard Q. Armstrong, Alan S. Bernikow and Barry M. Mandinach; and Class III — Richard R. Burt and Meyer Feldberg. Officers are appointed by the directors and serve at the pleasure of the Board.

The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director or officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in

Interested Directors
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Meyer Feldber††; 68 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director	Since 1996	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although onan extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

Global High Income Fund Inc.

Supplemental information (unaudited)

the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors and is expected to be mailed to shareholders around the same time as this annual report.

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Professor Feldberg is a director or trustee of 27 investment companies (consisting of 59portfolios) for which UBS Global AMor one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper), and the New York City Ballet.

Global High Income Fund Inc.

Supplemental information (unaudited)

Interested Directors (concluded)
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Barry M. Mandinach*; 54	Director	Since July 2010	Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). He has been with UBS Global AM— Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).

Independent Directors

Richard Q. Armstrong; 75 c/o Keith A. Weller UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas, 17th Floor New York, NY 10019	Director and Chairman of the Board of Directors	Since 1995 (Director) Since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 until 1995).

Alan S. Bernikow; 69 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2006	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Global High Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Mr. Mandinach is a director or trustee of 12 investment companies (consisting of 44 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Armstrong is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Bernikow is a director or trustee of 15 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and asthe chair of the compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc.(menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is a director of Premier American Bank, N.A.

Global High Income Fund Inc.

Supplemental information (unaudited)

Independent Directors (concluded)
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Richard R. Burt; 63 McLarty Associates 900 17th Street, N.W. Washington, D.C. 20006	Director	Since 1995	Mr. Burt is a managing director of McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 70 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Heather R. Higgins; 51 255 E.49th St., Suite 23D New York, NY 10017	Director	Since 2006	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She alsoserves as a member of the Hoover Institution(from 2001 to 2007 and since January 2009).

Global High Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Mr. Burt is a director or trustee of 15investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc., and The New Germany Fund, Inc.

Mr. Garil is a director or trustee of 15investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc.(charitable foundation).

Ms. Higgins is a director or trustee of 15investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Joseph Allessie*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) atUBS Global AM— Americas region. Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp.(from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Mark E. Carver*; 47	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 44	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Michael J. Flook*; 45	Vice President and Assistant Treasurer	Since 2006	Mr. Flook isa director (since March 2010) (prior to which he was an associate director) (since 2006) and asenior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide (fund services) since October 2000. Mr. Flook is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 52	Vice President and Secretary	Since 2004	Mr. Kemperis a managing director(since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He was deputy general counsel of UBS Global Asset Management (Americas) Inc.(“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas region since 2004, assistant secretary of UBS Global Asset Management Trust Company since 1993and secretary of UBS AM Holdings (USA) Inc. since 2001. Mr. Kemper is vice president and secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office†and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Joanne M. Kilkeary*; 42	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since March 2008)(prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkearyis a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 39	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since March 2010) (prior to which she was a director) and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Steven J. LeMire*; 41	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM— Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc.(from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 48	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Prior to joining UBS Global AM— Americas region, he was assistant general counsel at JP Morgan Investment Management (from 1999–2003). Mr. McGill is a vice president and chief compliance officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Nancy Osborn*; 44	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since March 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was anassistant vicepresident with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM— Americasregion (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice presidentand assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Uwe Schillhorn**; 46	Vice President	Since 2004	Mr. Schillhorn is a managing director (since March 2010) (prior to which he was an executive director), andhead of emerging markets debt (since 2004) of UBS Global AM—Americas region. Mr. Schillhorn is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM— Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Andrew Shoup*; 54	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c (since December 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (concluded)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Keith A. Weller*; 49	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

†	Directors are classified into three classes, with the term of office of each class of directors expiring at successive annual meetings, as further described in the preamble to this report section. Officers are appointed by the directors and serve at the pleasure of the Board.

††	Professor Feldberg is deemed an “interested person”of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

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79

N.B.—The following privacy notice applies to closed-end fund shares where the investor’s holdings are registered directly with the fund’s transfer agent and not held through an intermediary (e.g., in “street name”).

Privacy Notice
This privacy notice is not a part of the shareholder report.

UBS family of funds privacy notice

This notice describes the privacy policy of the UBS family of funds, the UBS PACE Funds and all closed-end funds managed, advised or sub-advised by UBS Global Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information which is obtained from applications may include name(s), address, social security number or tax identification number, bank account information, other Fund holdings and any affiliation the person has with UBS Financial Services Inc. or its subsidiaries (“Personal Information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information.

The Funds may share Personal Information described above with their affiliates, including UBS Financial Services Inc. and UBS AG, for marketing and other business purposes, such as to facilitate the servicing of accounts.

The Funds may share Personal Information described above with a non-affiliated third party if the entity is under contract to perform transaction processing or to service and maintain shareholder accounts on behalf of the Funds and otherwise as permitted by law. Any such contract will include provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. The Funds may disclose Personal Information to regulatory authorities as required by applicable law.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them.

The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt
Barry M. Mandinach

Principal Officers
Mark E. Carver	Uwe Schillhorn
President	Vice President

Mark F. Kemper
Vice President and Secretary

Thomas Disbrow
Vice President and Treasurer

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

©2010 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended October 31, 2010 and October 31, 2009, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $59,600 and $56,200, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended October 31, 2010 and October 31, 2009, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,527 and $3,574, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2010 and 2009 semiannual financial statements, and (2) review of the consolidated 2009 and 2008 report on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended October 31, 2010 and October 31, 2009, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $3,675 and $4,625, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended October 31, 2010 and October 31, 2009, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004-with revisions through December 2010)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

. . .

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2010 and October 31, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2010 and October 31, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2010 and October 31, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2010 and October 31, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2010 and October 31, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2010 and October 31, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended October 31, 2010, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended October 31, 2010 and October 31, 2009, the aggregate fees billed by E&Y of $237,202 and $167,539, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2010	2009
Covered Services	$7,202	$8,199
Non-Covered Services	230,000	159,340

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil and Ms. Higgins.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1)	Name – Uwe Schillhorn
Title – Vice President
Length of Service – Since 2004

Business Experience Last 5 Years – Mr. Schillhorn is a managing director and head of emerging markets debt (since 2004) of UBS Global AM. Mr. Schillhorn is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM serves as investment advisor, sub-advisor or manager.

Information is as of – January 10, 2011

(a)	(2) (i)	Portfolio Manager

Uwe Schillhorn

(a)	(2) (ii)	(A) Registered Investment Companies

The portfolio manager is responsible for 4 additional Registered Investment Companies (not including the registrant) totaling approximately $257 million as of October 31, 2010.

(a)	(2) (ii)	(B) Other Pooled Investment Vehicles

The Portfolio Manager is responsible for 9 additional Other Pooled Investment Vehicles totaling approximately $2.5 billion as of October 31, 2010.

(a)	(2) (ii)	(C) Other accounts

The Portfolio Manager is responsible for 15 additional accounts totaling approximately $8 billion as of October 31, 2010.

(a)	(2) (iii)	Accounts with respect to which an advisory fee is based on the performance of the account as of October 31, 2010.

None

(a)	(2) (iv)	Conflicts.

The management of the registrant and other accounts by a portfolio manager could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio manager and the team of which he is a member must allocate time and investment expertise across multiple accounts, including the registrant. The portfolio manager and the team of which he is a member manage the registrant and other accounts utilizing an approach that groups similar accounts by characteristics and objectives. UBS Global AM manages accounts according to their respective objectives, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.
If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.
The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts. (Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of October 31, 2010.)
(Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of October 31, 2010.)

(a)	(3) Compensation.
UBS Global AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients.

The total compensation received by the portfolio managers and analysts at UBS Global AM, including the registrant’s portfolio manager, has up to three basic components – a fixed component (base salary and benefits), a variable cash component and, over a certain total compensation threshold, a variable deferred component. These are described in more detail below:

•	The fixed component (base salary and benefits) is set with the aim of being competitive in the industry and is monitored and adjusted periodically with reference to the relevant local labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their roles.
•	Variable compensation is determined annually on a discretionary basis. It is correlated with the individual’s financial and non-financial contribution and with the performance of their respective function, UBS Global Asset Management and UBS as a whole. As its name implies, variable compensation can be variable and is delivered in cash and, over a certain total compensation threshold, deferred.
•	Variable deferred – employees may have a portion of their variable compensation deferred. The main deferral plan is the UBS Global Asset Management Equity Ownership Plan (Global AM EOP) which vests pro rata over a three year period, subject to continued service. Through the Global AM EOP, awards are granted in the form of some combination of vehicles aligned to selected UBS Global Asset Management funds, UBS shares or notional shares. The vehicles aligned to selected UBS Global Asset Management funds are called Alternative Investment Vehicles or AIVs. UBS Global Asset Management believes that not only does this deferral plan reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool.

UBS Global Asset Management strongly believes that aligning portfolio managers’ variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers’ interests with those of the firm’s clients. The total variable compensation available generally will depend on the overall profitability of UBS Group and UBS Global Asset Management.

The allocation of the variable compensation pool to the portfolio manager is linked to the investment performance of the registrant versus its benchmark, here a blended benchmark composed of 50% of J.P. Morgan Emerging Markets Bond Index Global and 50% J.P. Morgan Government Bond Index – Emerging Markets Global Diversified (in USD), over one and three years.

For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution. (Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of October 31, 2010.)

(Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of October 31, 2010.)

(a)	(4) Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Manager.

None

(Information in Item 8(a)(4) is provided as of the Registrant’s fiscal year end of October 31, 2010.)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global High Income Fund Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	January 10, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	January 10, 2011

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	January 10, 2011